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                                                      Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-98266 of PureTec Corporation on Form S-8 and Registration Statement No. 33-98190 on Form S-3 of our report dated November 13, 1997, appearing in this Amendment No.3 to the Annual Report on Form 10-K of PureTec Corporation for the year ended July 31, 1997.


/s/ Deloitte & Touche LLP
Parsippany, New Jersey
January 26, 1998